EXHIBIT 10.8

                                            SUBSIDIARY GUARANTEE AGREEMENT dated
                           as of March 13, 1996, among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), or SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI"), and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  Reference  is made to the Credit  Agreement  dated as of March
12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Fronting Banks. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee.    Each    Guarantor    unconditionally
guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor further agrees that (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VII of the Credit Agreement for the purposes of such Guarantor's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in such Article VII, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section.

                  Anything   contained   in  this   Agreement  to  the  contrary
notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to or offset by the amount paid by such Guarantor hereunder and (b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

                  SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the

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

Obligations  and  exchange,  enforce,  waive  and  release  any  such  security,
(b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors of other obligors.

                  SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

                  SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                  SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

                  SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral

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

Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                  SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

                  SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

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

                  SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I with a copy to the Borrower.

                  SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

                  (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single

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

contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 17.  Rules    of   Interpretation.    The   rules   of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 18.  Jurisdiction;  Consent  to  Service  of  Process.
(a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

                  SECTION 20. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a

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Subsidiary.  Upon execution and delivery after the date hereof by the Collateral
Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations
of  each   Guarantor   hereunder   shall   remain  in  full   force  and  effect
notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

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

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                          SHARED TECHNOLOGIES FAIRCHILD
                          COMMUNICATIONS CORP.,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer


                          MULTI-TENANT SERVICES, INC.,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer


                          BOSTON TELECOMMUNICATIONS GROUP,
                          INC., d/b/a BOSTON TELECOMMUNICATIONS
                          COMPANY,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer


                          FINANCIAL PLACE COMMUNICATIONS
                          COMPANY,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer of Shared
                                     Technologies Fairchild Inc., its General
                                     Partner

                          STI INTERNATIONAL, INC.,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer

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

                          OFFICE TELEPHONE MANAGEMENT,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer


                          VSI CORPORATION,

                          by
                             /s/ Vincent DiVincenzo
                             Name:  Vincent DiVincenzo
                             Title:  Authorized Officer


                          CREDIT SUISSE, as Collateral Agent,

                          by
                             /s/ Kathleen D. O'Brien
                             Name:  Kathleen D. O'Brien
                             Title:   Member of Senior Management

                          by
                             /s/ Will Ziglar
                             Name:  Will Ziglar
                             Title:   Associate

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                                                              SCHEDULE I TO THE
                                                            GUARANTEE AGREEMENT


                  Guarantor                                      Address










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                                                                Annex 1 to the
                                                Subsidiary Guarantee Agreement




                                      SUPPLEMENT NO.  dated as of       , to the
                           Subsidiary Guarantee Agreement dated as of March 12, 1996, among each of the subsidiaries listed on
                           Schedule I     thereto    (each    such    subsidiary
                           individually, a "Guarantor" and collectively, the "Guarantors") of SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), or SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI"), and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  A. Reference is made to the Credit Agreement dated as of March
12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

                  C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Section 20 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Collateral Agent

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and the other Secured  Parties that this  Supplement  has been duly  authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.



                  SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

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                  SECTION  8.  The  New   Guarantor   agrees  to  reimburse  the
Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                     [Name Of New Guarantor],

                                       by

                                         Name:
                                         Title:
                                         Address:





                                     CREDIT SUISSE, as Collateral Agent,

                                       by

                                         Name:
                                         Title:

                                       by

                                         Name:
                                         Title: